SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 15, 2002
----------------------------------
(Earliest Event Reported)

Total System Services, Inc.
--------------------------------
(Exact Name of Registrant as
Specified in its Charter)

Georgia	1-10254	58-1493818
-------------	--------------------	-----------------
(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification
Number)

1600 First Avenue, Columbus, Georgia 31901
-----------------------------------------------------
(Address of principal executive offices)

(706) 649-2267
-------------------------------------
(Registrant's Telephone Number)

-----------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.   Other Events.
--------   -------------------

       On October 15, 2002, Total System Services, Inc. ("Registrant") issued a press release with respect to its earnings for the quarter ended September 30, 2002.

       A copy of Registrant's press release referenced above is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
--------     ------------------------------------------------------------------------------------------

(a)	Financial Statements - None.

(b)	Pro Forma Financial Information - None.

(c)	Exhibits

99 - Registrant’s press release, October 15, 2002.

Signature
------------

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Date: October 15, 2002	BY: /s/ Kathleen Moates
-----------------------	--------------------------------
Kathleen Moates
Senior Deputy General Counsel

3